                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS


IN RE: Aerovox, Inc.                                      CASE NO.:  01-14680jnf

                                                           JUDGE: Joan N. Feeney



DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING February 23, 2002 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing January 27, 2002 and ending February 23, 2002 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:

Pages
-----
1 - 5      Monthly Reporting Questionnaire (Attachment 1)

6 - 7      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

    8      Summary of Accounts Receivable (Form OPR-3)

9 -10      Schedule of Post-petition Liabilities (Form OPR-4)

   11      Income Statement (Form OPR-5)

   12      Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  March 21, 2002


                             DEBTOR(S)-IN-POSSESSION

                                       By:
                                          -----------------------------
                                                   (Signature)


                                          -----------------------------
                                                   (Signature)


                                       Name & Title:   F. Randal Hunt
                                                       CFO & Sr. Vice President

                                       Address:        167 John Vertente Blvd.
                                                       New Bedford, MA  02745

                                       Telephone:      (508) 910-3200

                                                                    Exhibit 99.1

                                                                    ATTACHMENT 1
                                                                       Page 1


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: February 23, 2002

1.    Payroll:  State the amount of all executive wages paid and taxes withheld and paid.


                                                             Wages Paid                Taxes Withheld
                                                          -----------------            --------------
      Name and Title of Executive                         Gross         Net            Due       Paid
      ---------------------------                         -----         ---            ---       ----

      Robert D. Elliott           CEO & President        30,769        15,928           0      12,076

      F. Randal Hunt              CFO & Sr. Vice         11,923         7,282           0       3,748
                                  President

      Martin Hudis                Sr. VP Technology      15,385         9,407           0       4,584


      TOTALS                                             58,077        32,616           0      20,408


                                                                    ATTACHMENT 1
                                                                       Page 2


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: February 23, 2002

2.    Insurance:     Is workers' compensation and other insurance in effect? Yes
                     Are payments current?  Yes
                     If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.

                                                     Coverage                    Expiration Date
                                                --------------------        --------------------------
      Type                 Carrier Name         Amount      Policy #        Date      Premium Coverage
      ----                 ------------         ------      --------        ----      ----------------
      Homeowners           NONE

      Rental Property      NONE

      Liability            See Attached

      Vehicle

      Workers              See Attached
      Compensation

                                                                    ATTACHMENT 1
                                                                       Page 3


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: February 23, 2002

    3. Bank Accounts
       -------------

                                            Payroll           Operating          Operating        Operating       Debit Card
                                            -------           ---------          ---------        ---------       ----------
      Bank Name                             Citizens           Citizens            Fleet            Fleet          Citizens
      Account #                          110315-944-2       1103-159-450        9429117763       50010879        1103159469
      Beginning Book Balance                 16674.40          866092.97         141609.19              0           5699.63
      Plus: Deposits                        499215.86         3164277.12        2879911.22              0                 0
      Less: Disbursements                  -498178.94        -3748059.05                                0           -445.00
      Other: Transfers In/Out                       0            5662.59       -2787575.40              0                 0
                                         ------------      -------------       -----------       --------        ----------

      Ending Book Balance                    17711.32          287973.63         233945.01              0           5254.63
      3. Bank Accounts-continued
         -----------------------

                                             Savings           Checking           Payroll                          TOTALS
                                             -------           --------           -------                          ------
      Bank Name                              Citizens            Keybank           Fleet
      Account #                            1103159507        19968100261       005119-1739
      Beginning Book Balance               3000000.00                  0                 0                     4,030,076.19
      Plus: Deposits                          5662.59                                    0                     6,549,066.79
      Less: Disbursements                                              0                 0                    -4,246,682.99
      Other: Transfers In/Out                -5662.59                  0                                      -2,787,575.40
                                           ----------        -----------       -----------                    -------------

      Ending Book Balance                  3000000.00                  0                 0                     3,544,884.59



                                                                   ATTACHMENT 1
                                                                       Page 4


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: February 23, 2002


4.    Post-petition Payments:     List any post-petition payments to
                                  professionals and payments on post-petition debts in the schedule below (attach separate sheet if necessary).

               Payments To/On              Amount                   Date               Check #
               --------------              ------                   ----               -------
      Professionals (attorneys,
      accountants, etc.)
      Argus Management                   3,586.83               02/01/02              Wire Transfer
      Argus Management                   1,656.80               02/08/02              Wire Transfer
      Argus Management                   4,111.40               02/15/02              Wire Transfer
      Argus Management                   1,549.60               02/22/02              Wire Transfer
      Loeb Partners                     92,748.62               02/15/02              Ck # 4421

      Pre-petition debts:    None

                                                                   ATTACHMENT 1
                                                                       Page 5


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: February 23, 2002



                                                                            Coverage
                                                                   ------------------------              Expiration
   Type                        Carrier Name                        Amount          Policy #           Premium Coverage
   ----                        ------------                        ------          --------           ----------------
Umbrella Liability           Royal Insurance Co. of America       44,010,000     PLA3793390001          12/31/01-12/31/02

Flood Ins                    National Flood Ins. Program           1,000,000     3000240294             03/07/01-03/07/02

International Property       American & Foreign Ins. Co.          15,115,000     AIB0095150001          12/31/01-12/31/02

International General        American & Foreign Ins. Co.          $2,000,000     AIB95150001            12/31/01-12/31/02
Liability                                                     aggregate limit

International Auto           American & Foreign Ins. Co.      $1,000,000 CSL     AIB5150001             12/31/01-12/3102

Domestic Property            Affiliated FM Ins Co                 89,112,103     AL219                  12/31/01-12/31/02

Domestic Auto                American & Foreign Ins. Co.           3,038,000     AMHX184690             12/31/01-12/31/02

General Liability &          American & Foreign Ins. Co.           7,110,000     AST1127530001          12/31/01-12/31/02
Employee Benefits Liability

D&O                          Federal Ins. Co.                      7,500.000     81303380E              12/31/01-07/01/02

*Workers Comp                Fidelity & Deposit                    2,800,000     #LPM 83350850\3        Bond still in
                             (Fid. Bond)                                                                place for prev.
                                                                                                        open claims

Workers Comp                 Aim Mutual Ins. Co.                   1,500,000     WCC500044901-2001      11/01/01-12/31/02


*Employee H&W                BCBS                                  2,000,000     #0004119               01/01/02-12/31/02
 Benefits                    Medical Claims                                      #MLN00374
                             Delta Dental                                        #1128

Workers Comp                 Security Ins Co of                    1,500,000     NNE10058500            10/01/01-10/01/02
                             Hartford (AL & TX)


Errors & Omissions           Royal & SunAlliance Ins. Co.         $2,000,000     ALB001539              12/31/01-12/31/02
                                                             aggregate limit

Mexico Property              Seguros Commercial America          $17,388,352     QR100496               12/31/01-12/31/02

Mexico General Liability     Seguros Commercial America             $100,000     LR100072               12/31/01-12/31/02
                                                                   aggregate

Executive Protection         Federal Ins. Co.                     $1,000,000     81595611B              07/19/01-07/19/02
                                                                       limit

